Exhibit 99.14
                       GE CAPITAL MORTGAGE SERVICES, INC.
                                MONTHLY STATEMENT
                                   April, 1998
           Series 1998-6A, REMIC Multi-Class Pass-Through Certificates

     Pursuant to the Pooling and Servicing Agreement dated as of March 1, 1998 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

       Weighted average coupon                      %         7.448117
                                                       ----------------
       Weighted average maturity                                356.84
                                                       ----------------
 A.      Amount of distribution allocable to principal and interest:
          The amounts below are for a Single Certificate of $1,000:
       1.                           Principal
               Principal Per    Prepayments Per    Interest Per
       Class    Certificate       Certificate       Certificate    Payout Rate
       -----    -----------       -----------       -----------    -----------
       1PO    $    0.88487741   $    0.01913486  $  0.00000000   %  0.00000000
       1A1    $    6.82321545   $    5.67592987  $  5.62500000   %  6.75000000
       1A2    $    0.00000000   $    0.00000000  $  5.62500000   %  6.75000000
       1A3    $    0.00000000   $    0.00000000  $  5.35416674   %  6.42500009
       1A4    $    0.00000000   $    0.00000000  $  6.43750163   %  7.72500196
       1A5    $    0.00000000   $    0.00000000  $  5.62500000   %  6.75000000
       1A6    $    0.00000000   $    0.00000000  $  5.62500000   %  6.75000000
       1R     $1,000.00000000   $  831.90000000  $  5.60000000   %  6.72000000
       1M     $    0.76160405   $    0.00000000  $  5.62500133   %  6.75000160
       1B1    $    0.76160197   $    0.00000000  $  5.62500308   %  6.75000370
       1B2    $    0.76159912   $    0.00000000  $  5.62500548   %  6.75000657
       1B3    $    0.76160296   $    0.00000000  $  5.62500617   %  6.75000740
       1B4    $    0.76159724   $    0.00000000  $  5.62499384   %  6.74999261
       1B5    $    0.76160149   $    0.00000000  $  5.62500411   %  6.75000493

       2.      Unanticipated Recoveries:                 $           0.00
                                                             -------------
 B.   Accrual Amount
       1.
           Class            Accrual Amount
            N/A             $     N/A

       2. The amount of servicing compensation received by the Company during the month preceding the month of distribution:
                                                         $          12,196.40
                                                             -----------------
C. The amounts below are for the aggregate of all Certificates:

       1.     The Pool Scheduled Principal Balance:      $     201,961,788.23
                                                             -----------------
       2.     The aggregate number of Mortgage Loans included in the Pool
              Scheduled Principal Balance set forth above:                649
                                                             -----------------
       3.
       Beginning Aggregate  Ending Aggregate          Ending
        Class Certificate   Class Certificate    Single Certificate
Class   Principal Balance   Principal Balance         Balance          Cusip
-----   -----------------   -----------------         -------          -----
1PO    $        181,867.00  $      181,706.07  $          999.12    GEC986PO1
1A1    $    129,136,000.00  $  128,254,877.25  $          993.18    36158GBH0
1A2    $     32,504,000.00  $   32,504,000.00  $        1,000.00    36158GBJ6
1A3    $      8,050,050.00  $    8,050,050.00  $        1,000.00    36158GBK3
1A4    $      2,683,350.00  $    2,683,350.00  $        1,000.00    36158GBL1
1A5    $      4,100,000.00  $    4,100,000.00  $        1,000.00    36158GBM9
1A6    $     18,080,000.00  $   18,080,000.00  $        1,000.00    36158GBN7
SUP1   $    194,430,335.02  $  193,550,339.60  $          995.47
1R     $            100.00  $            0.00  $            0.00    36158GCD8
1M     $      3,753,000.00  $    3,750,141.70  $          999.24    36158GBP2
1B1    $      1,623,000.00  $    1,621,763.92  $          999.24    36158GBQ0
1B2    $        913,000.00  $      912,304.66  $          999.24    36158GBR8
1B3    $        811,000.00  $      810,382.34  $          999.24    36158GCE6
1B4    $        405,700.00  $      405,391.02  $          999.24    36158GCF3
1B5    $        608,284.00  $      607,820.73  $          999.24    36158GCG1

D. The aggregate number and aggregate Principal Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were delinquent:

       1.   30-59 days
            Number             4        Principal Balance $   1,391,450.00
                               --------                      --------------
       2.   60-89 days
            Number             0        Principal Balance $           0.00
                               --------                      --------------
       3.   90 days or more
            Number             0        Principal Balance $           0.00
                               --------                      --------------
       4.   In Foreclosure
            Number             0        Principal Balance $           0.00
                               --------                      --------------
       5.   Real Estate Owned
            Number             0        Principal Balance $           0.00
                               --------                      --------------

       6. The Scheduled Principal Balance of any Mortgage Loan replaced pursuant to the Pooling And Servicing Agreement:
                                                          $           0.00
                                                             --------------
       7. The Certificate Interest Rate applicable to the Interest Accrual Period relating to such Distribution Date applicable to any floating index certificate:
                                  Certificate Interest
                Class                     Rates
                 1A3             %          6.42500009
                 1A4             %          7.72500196

E.     Other Information:

       1.   Special Hazard Loss Amount:                              $      0.00
                                                                       ---------

       2.   Bankruptcy Loss Amount:                                  $      0.00
                                                                       ---------

       3.   Fraud Loss Amount:                                       $      0.00
                                                                       ---------

       4.   Certificate Interest Rate of the Class S Certificate:    %0.46372597
                                                                       ---------

*It has been the Company's experience that, with respect to the first Distribution Date after the closing of a securitization containing a large number of recently originated or acquired Mortgage Loans, the number of Mortgage Loans 30-59 days delinquent may be inflated due to the borrowers sending monthly payments to the wrong location or delays by the Company in inputting the Mortgage Loans on its servicing system. It has also been the Company's experience that for the majority of such Mortgage Loans the routing of borrowers' monthly payments has corrected itself by the second Distribution Date. However, the Company makes no assurances as to the level of delinquent Mortgage Loans for future Distribution Dates.